Exhibit 10.12

FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER AND RELEASE UNDER SUBSIDIARY GUARANTY AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER AND RELEASE UNDER SUBSIDIARY GUARANTY AGREEMENT is dated as of January 27, 2022 (this “Amendment”), by and among ROLLINS, INC., a Delaware corporation (the “Borrower”), each of the Subsidiary Loan Parties, each of the financial institutions party hereto as “Lenders” (the “Lenders”) and TRUIST BANK, successor by merger to SunTrust Bank, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are party to that certain Credit Agreement dated as of April 30, 2019 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and each of the Lenders agree to certain amendments to the Existing Credit Agreement in order to, among other things, (i) provide for the funding by the Lenders to the Borrower of First Amendment Term Loans in an aggregate principal amount of $252,000,000 on the First Amendment Effective Date, (ii) reset the amortization schedule and (iii) implement BSBY as the new benchmark rate (to replace LIBOR with respect to Eurodollar Loans to be made in Dollars);

WHEREAS, certain of the Borrower’s Subsidiaries executed and delivered that certain Subsidiary Guaranty Agreement in favor of the Administrative Agent for the benefit of the Lenders on April 30, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty Agreement”);

WHEREAS, the Borrower has (i) elected to cause Waltham Services, LLC, a Georgia limited liability company (the “New Guarantor”), to join the Subsidiary Guaranty Agreement as a “Guarantor” (under and as defined in the Subsidiary Guaranty Agreement) pursuant to Section 7 of this Amendment as of the date hereof and (ii) requested that the Administrative Agent and Lenders release each of (x) Critter Control, Inc., a Michigan corporation, and (y) Rollins Continental, Inc., a New York corporation (each, a “Released Guarantor”) of its obligations as a “Guarantor” (under and as defined in the Subsidiary Guaranty Agreement) as of the date hereof (the “Specified Subsidiary Release”); and

WHEREAS, subject to the terms hereof and the satisfaction of each of the conditions set forth herein, (x) the Borrower, the Administrative Agent and the Lenders have agreed to amend the Existing Credit Agreement to the extent set forth below, (y) the Administrative Agent and the Lenders have agreed to permit the Specified Subsidiary Release, and (z) each Lender has severally (and not jointly) agreed to provide the principal amount of the First Amendment Term Loans in an amount equal to such Lender’s First Amendment Term Loan Commitment on the First Amendment Effective Date.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Existing Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).

Section 2.  Ratification and Incorporation of Existing Credit Agreement, the Subsidiary Guaranty Agreement and Other Loan Documents; Acknowledgments. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement, the Subsidiary Guaranty Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Subsidiary Guaranty Agreement or any other provision of either such agreement or any other Loan Document.  Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Existing Credit Agreement, the Subsidiary Guaranty Agreement and each other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  Nothing in this Amendment is intended (or shall be construed) to constitute (a) the consent of the Administrative Agent or any Lender to any other provision or transaction other than as expressly set forth herein or (b) a waiver by Administrative Agent or any Lender of any Default or Event of Default.

The Borrower acknowledges and agrees that, as of the First Amendment Effective Date immediately before giving effect to the consummation of this Amendment and the funding of the First Amendment Term Loans, the aggregate outstanding principal balance of the Term Loan is $48,000,000 and the aggregate outstanding principal balance of the Revolving Loans is $118,000,000 (it being understood and agreed that such amounts do not include interest, fees, expenses and other amounts that are payable under or in connection with this Amendment, the Amended Credit Agreement and the other Loan Documents).

Section 3.   Amendments.  The Borrower, each of the other Loan Parties, the Administrative Agent and the undersigned Lenders hereby consent and agree to the following amendments:

(a)The Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in Annex A attached hereto.  Upon the First Amendment Effective Date, all of the Obligations incurred under the Existing Credit Agreement shall, to the extent outstanding on the First Amendment Effective Date, continue to be outstanding under the Amended Credit Agreement and shall not be deemed to be paid, released, discharged or otherwise satisfied by the execution of this Amendment, and this Amendment shall not constitute a substitution or novation of such Obligations or any of the other rights, duties and obligations of the parties hereunder;

(b)The Schedules to the Existing Credit Agreement are hereby amended to replace Schedules II and 4.14 with the corresponding new Schedules II and 4.14 forth in Annex B attached hereto.  For the avoidance of doubt, after giving effect to the consummation of this Amendment (including all borrowings contemplated on the First Amendment Effective Date), the First Amendment Term Loan Commitment of each applicable Term Lender which has agreed, subject to the terms and conditions herein, to make a First Amendment Term Loan on the First Amendment Effective Date in a principal amount equal to the amount set forth on Schedule II with respect to such Term Lender, shall be reduced to zero, and the aggregate outstanding principal amount of the Term Loan (after giving effect to the funding of the First Amendment Term Loans) shall be $300,000,000.

(c)All references to “SunTrust Bank” in the Subsidiary Guaranty Agreement are hereby amended to reference “Truist Bank (successor by merger to SunTrust Bank)”, as applicable.

Section 4.  Conditions Precedent to Effectiveness.  This Amendment will become effective on the date (the “First Amendment Effective Date”) on which each of the following conditions has been satisfied or waived in the Administrative Agent’s sole discretion:

(a)	the Administrative Agent shall have received a counterpart of this Amendment, duly executed and delivered by the Borrower, each of the other Loan Parties, each of the Lenders, and the Administrative Agent;

(b)	the Administrative Agent shall have received a duly executed replacement term note issued by the Borrower payable to each Lender;

(c)	the Administrative Agent shall have received written opinions of Arnall Golden Gregory LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each of the Lenders, covering such matters relating to the Loan Parties, this Amendment, the Loan Documents entered into on the date hereof and the transactions contemplated therein as the Administrative Agent shall reasonably request (which opinions will expressly permit reliance by permitted successors and assigns of the Administrative Agent and the Lenders);
(d)
(e)	a certificate of the Secretary or Assistant Secretary of each Loan Party (in a form substantially consistent with the certificate delivered on the Closing Date), attaching and certifying to (i) copies of its Charter Documents, (ii) resolutions of its board of directors and authorizations, authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party that are being entered into on the date hereof in connection herewith, (iii) an incumbency certificate that includes the name, title and true signature of each officer of such Loan Party executing this Amendment and the other Loan Documents to which it is a party that are being entered into on the date hereof in connection herewith, and (iv) certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of each Loan Party;
(f)
(g)	the Administrative Agent shall have received a duly executed borrowing notice from the Borrower in form and substance reasonably acceptable to the Administrative Agent with respect to the Term Loans to be made on the First Amendment Effective Date (it being understood and agreed that the Administrative Agent and each Lender party hereto waives (i) the advance notice requirement under Section 2.3 of the Existing Credit Agreement for Eurodollar Borrowings solely with respect to such Eurodollar Borrowings to be funded on the First Amendment Effective Date and (ii) any losses, costs or expenses owing to such Lenders pursuant to Section 2.19 of the Existing Credit Agreement solely as a result of the conversion of any Eurodollar Loans on the First Amendment Effective Date based on the BSBY Rate);
(h)
(i)	the Administrative Agent shall have received a certificate dated as of the First Amendment Effective Date and signed by a Responsible Officer (i) certifying that immediately after giving effect to the consummation of the transactions contemplated to occur on the First Amendment Effective Date, (A) no Default or Event of Default exists or will result therefrom, (B) all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) and (C) since December 31, 2020, there shall have been no change which has had or could reasonably be expected to have a Material Adverse Effect, (ii) confirming that the Loan Parties and their Subsidiaries, taken as a whole, are Solvent immediately after giving effect to the consummation of the transactions contemplated to occur on the First Amendment Effective Date and (iii) attaching a duly completed and executed Compliance Certificate, which demonstrates that the Leverage Ratio described in Section 6.1 of the Amended Credit Agreement is less than 1.00:1.00 as of September 30, 2021, recalculated on a pro forma basis after giving effect to the borrowing of the First Amendment Term Loan;
(j)
(k)	the Administrative Agent shall have received (i) an upfront fee in an amount equal to $176,400, for the benefit of each of the Lenders in accordance with such Lender’s Pro Rata Share of the First Amendment Term Loans under the Amended Credit Agreement and (ii) evidence that all fees, expenses, charges and disbursements incurred by counsel to the Administrative Agent have been paid by the Borrower; and
(l)
(m)	the Administrative Agent shall have received information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the Patriot Act or other applicable anti-money laundering laws.

Section 5. Representations.  The Borrower and each other Loan Party (including, for the avoidance of doubt, the New Guarantor) represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof:

(a)Power and Authority.  The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational and, if required, shareholder, partner or member action.  This Amendment has been duly executed and delivered by each Loan Party and constitutes, together with the other Loan Documents entered into by such Loan Party on the date hereof, valid and binding obligations of such Loan Party, enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(b)No Violation.  The execution, delivery and performance by the Loan Parties of this Amendment (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (b) will not violate any Charter Documents, (c) except as could not reasonably be expected to have a Material Adverse Effect, will not violate any Requirement of Law applicable to the Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (d) will not violate or result in a default under any material indenture, material agreement or other material instrument binding on the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries and (e) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens (if any) created under the Loan Documents.

(c)No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof and no Default or Event of Default will exist immediately after giving effect to this Amendment.
(n)
(d)Aggregate Subsidiary Threshold.  Immediately after giving effect to this Amendment (including, for the avoidance of doubt, the joinder of the New Guarantor and the Specified Subsidiary Release), the aggregate revenue and assets (on a non-consolidated basis) of the Borrower and the Subsidiary

Loan Parties are greater than the Aggregate Subsidiary Threshold.
(o)
(e)Released Guarantors. Neither of the Released Guarantors constitutes a “Material Subsidiary” immediately before or after giving effect to this Amendment.
(p)

Section 6.  Effect of this Amendment; No Further Amendments; Ratification of Liability.  Except as expressly amended hereby, the Existing Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms, and the Lenders and the Administrative Agent hereby require strict compliance with the terms and conditions of the Amended Credit Agreement and the other Loan Documents in the future, in each case, pursuant to the terms of the Loan Documents.  Each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.  The Borrower and each other Loan Party hereby restates, ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Existing Credit Agreement and the other Loan Documents (including the Subsidiary Guaranty Agreement) to which it is a party, all as amended by this Amendment.  The Borrower and each other Loan Party acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Loan Document to which it is a party, or reduce, impair or discharge the obligations of the Borrower or any other Loan Party.  The Lenders’ agreement to the terms of this Amendment or any other Loan Document shall not be deemed to establish or create a custom or course of dealing between the Borrower, the Loan Parties or the Lenders, or any of them.  This Amendment shall be deemed to be a “Loan Document” for all purposes under the Credit Agreement.  The amendments contained herein shall be deemed to have prospective application only.

Section 7.  Joinder of New Guarantor to Subsidiary Guaranty Agreement.  In accordance with Section 20 of the Subsidiary Guaranty Agreement, the New Guarantor, by its signature below, hereby becomes a “Guarantor” under (and as defined in) the Subsidiary Guaranty Agreement with the same force and effect as if originally named therein as a Guarantor thereunder, and the New Guarantor hereby (1) agrees that all the terms and provisions of the Subsidiary Guaranty Agreement are applicable to it as a Guarantor thereunder and (2) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct all as if such representations and warranties were set forth herein in full on and as of the date hereof.  For the avoidance of doubt, (x) the New Guarantor represents and warrants to the Administrative Agent and Lenders that the joinder referenced in this Section 7 has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (y) the parties to this Amendment hereby agree that this Section 7 shall operate to effect the New Guarantor’s joinder to the Subsidiary Guaranty Agreement in lieu of a separate “Annex 1” as described in Section 20 of the Subsidiary Guaranty Agreement.  Each reference to a Guarantor in the Subsidiary Guaranty Agreement shall be deemed to include the New Guarantor.  The Subsidiary Guaranty Agreement is hereby incorporated into this Section 7 by reference.

Section 8.  Specified Subsidiary Release.  The Administrative Agent and the Lenders hereby release each of the Released Guarantors from all of their respective obligations under the Subsidiary Guaranty Agreement (other than any obligations that expressly survive the termination thereof) as of the effectiveness of this Amendment.

Section 9.  Other Provisions.

(a)This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic transmission (in pdf form) shall be as effective as delivery of a manually executed counterpart hereof.

(b)Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.

(c)THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED in accordance with and be governed by the law of the State of GEORGIA.

(d)THIS AMENDMENT CONSTITUTES THE ENTIRE CONTRACT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS DISCUSSIONS, CORRESPONDENCE, AGREEMENTS AND OTHER UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

[Signature Page Follows]

IN WITNESS WHEREOF, the Borrower, the Subsidiary Loan Parties (including the New Guarantor), the Lenders and the Administrative Agent have caused this First Amendment to Credit Agreement and Joinder and Release to Subsidiary Guaranty Agreement to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

bORROWER:

Rollins, INC.

By:

Name:

Title:

SUBSIDIARY LOAN PARTIES:

CLARK PEST CONTROL OF STOCKTON, INC.

By:

Name:

Title:

HOMETEAM PEST DEFENSE, INC.

By:

Name:

Title:

NORTHWEST EXTERMINATING CO., LLC

By:

Name:

Title:

ORKIN, LLC

By:

Name:

Title:

CRITTER CONTROL OPERATIONS, INC.

By:

Name:

Title:

THE INDUSTRIAL FUMIGANT COMPANY, LLC

By:

Name:

Title:

TRUTECH, LLC

By:

Name:

Title:

WESTERN INDUSTRIES-NORTH, LLC

By:

Name:

Title:

WALTHAM SERVICES, LLC

By:

Name:

Title:

TRUIST BANK, as Administrative Agent and a Lender

By: ___________________________________

Name:

Title:

BANK OF AMERICA, N.A., as a Lender

By: ___________________________________

Name:

Title:

Annex A

Amended Credit Agreement

Annex B

Schedules II and 4.14